AMENDMENT NO. 2

                               TO CREDIT AGREEMENT


     AMENDMENT, dated as of September 29, 1999, by and among Unidigital Inc., a Delaware corporation (together with its successors or assigns, the "Borrower"), the banks, financial institutions and other institutional lenders listed on this signature pages hereof, as Lenders, Fleet Bank, N.A., as the Initial Issuing
Bank,  Fleet  Bank,  N.A.,  the Swing  Line  Bank,  Bank  Austria  Creditanstalt
Corporate Finance, Inc., as Documentation Agent, and Fleet Bank, N.A., as Administrative Agent for the Lender parties and the Hedge Banks.

                              W I T N E S S E T H:

     WHEREAS, Borrower has heretofore entered into certain financial arrangements pursuant to the Credit Agreement, dated as of May 12, 1999, among Borrower, Fleet Bank, N.A., as the initial Issuing Bank, the Swing Line Bank, and as Administrative Agent, Bank Austria Creditanstalt Corporate Finance, Inc., as a Lender and as the Documentation Agent and Merrill Lynch Business Financial Services Inc., as a Lender (as amended, supplemented, restated or otherwise modified, the "Credit Agreement"); and

     WHEREAS, the parties hereto wish to amend certain provisions of the Credit Agreement, subject to the terms and conditions set forth herein;

     NOW,  THEREFORE,  in consideration of the foregoing premises and the mutual
covenants  and  agreements   contained   herein  and  other  good  and  valuable
consideration,  the receipt and

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sufficiency  of  which is  hereby  acknowledged,  the  parties  hereby  mutually covenant, warrant and agree as follows:

     1. Definitions. The following definitions are added to Section 1.01 of the Credit Agreement in their appropriate alphabetical order: 2.

      " "Fixed Charges" means, as to any Person, for any period, the sum (without duplication of amounts) of (a) all cash Interest Charges of such Person for such period and (b) all Rental Obligations of such Person for such period in respect of leases other than Capitalized Leases, in each case determined in accordance with GAAP."

     " "Interest Charges" means, as to any Person, for any period, the aggregate amount of all interest paid, payable or guaranteed during such period by such Person, including, without limitation, the "imputed interest" portion of Rental Obligations on Capitalized Leases and all interest capitalized and/or deferred during such period on any Debt, determined in accordance with GAAP."

     " "Pro Forma Consolidated Fixed Charges" shall mean for any period Consolidated Fixed Charges for such period adjusted in a manner satisafactory to the Requested Lenders to include the Fixed Charges for such period of any Person or business acquired by the Borrower or any of its Subsidiaries during such period (including any adjustment on account of any identifiable savings acceptable to the Required Lenders), and otherwise determined in accordance with GAAP."

     " "Rental Obligations" means, a s to any Person, for any period, all rents and other amounts (including as such, all payments which such Person is obligated to make to the lessor on termination of any lease and/or on surrender of the leased property other than payments for which such Person is contingently liable on account of early termination or breach of such lease) paid,


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payable or guaranteed  during such period by such Person, as lessee or sublessee under any lease, including, without limitation, any amount required to be paid by such Person (whether or not designated as rents or additional rents) on account of maintenance, repairs, insurance, taxes, utilities and similar charges, determined in accordance with GAAP. Whenever it is necessary to determine the amount of Rental Obligations for any period, to the extent that such Rental Obligations are not definitely determinable by the terms of the lease, the Rental Obligations not so definitely determinable shall be estimated in good faith and in such reasonable manner as the board of directors of the Borrower may determine."

     2.   Interpretation.  For  purposes of  this  Amendment,  unless  otherwise
          --------------
defined herein, all terms used herein, including, but not limited to, those used and/or defined in the recitals and the first paragraph hereto, shall have the respective meanings assigned to such terms in the Credit Agreement.

     3.   Increase in the Commitment.  Notwithstanding anything  to the contrary
          --------------------------
contained in Section 2.05(c) of the Credit Agreement, it is acknowledged that each of the conditions set forth therein has been satisfied, that the sixty (60) day period set forth in Section 2.05(c)(vii) has been waived by the Lenders and, therefore, the Revolving Credit Increase will become effective upon the execution of this Amendment by all of the parties hereto. In connection herewith, Schedule I to the Credit Agreement is hereby deleted and Schedule I attached hereto, which sets forth the Revolving Credit Commitments and Letter of Credit Commitments of each of the Lenders, to take into account the Revolving Credit Increase, is substituted therefor.

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

     4.   Amendments to the Credit Agreement.
          ----------------------------------

          (a) Section 5.02(h) of the Credit Agreement is hereby amended by adding the following sentence to the end thereof:

          "In addition, the Borrower will, and cause each of its Subsidiaries to, keep a majority of Borrower's assets in the United States of America."

          (b) Section 5.04 of the Credit Agreement is hereby amended by adding a new Section 5.04(e) thereto, which shall read as follows:

          "(e) Fixed  Coverage  Ratio.  The Borrower will not permit the
               ----------------------
          ratio of Pro Forma EBITDA (after restoring thereto any amount deducted therefrom for Rental Obligations paid under leases other than Capitalized Leases) to Pro Forma Consolidated Fixed Charges for any period of four consecutive fiscal quarters ended during any period specified below to be less than the applicable ratio set forth below:

          Period                                           Ratio
          ------                                           -----
          Initial Funding Date through August 31, 2001     2.00 to 1.00
          September 1, 2001 through August 31, 2002        2.25 to 1.00
          From and after September 1, 2002                 2.50 to 1.00

          (c) Section 6.01(c) of the Credit Agreement is amended by adding sections "5.01(e), 5.01(f)," after the reference to "Section 2.14" therein.

     5.   Conditions  Precedent.  The  effectiveness  of  the  other  terms  and
          ---------------------
conditions contained herein shall be subject to the receipt by the Administrative Agent of an original of this Amendment, duly authorized, executed and delivered by Borrower and its Affiliates which are guarantors under a Foreign Guaranty or a Subsidiary Guaranty (collectively, the "Guarantors"), in form and substance satisfactory to the Administrative Agent and its counsel.

     6.   Effect  of this  Amendment.  Except  as modified  pursuant  hereto, no
          --------------------------
other changes or modifications to the Loan Documents are intended or implied and in all other respects the Loan

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

Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment and the other Loan Documents, the terms of this Amendment shall control. The Credit Agreement and this Amendment shall be read and construed as one agreement.

     7.   Representations, Warranties and Covenants. Borrower and the Guarantors
          -----------------------------------------
hereby jointly and severally represent,  warrant and covenant as follows:

          (a) No Default or Event of Default exists on the date of this Amendment (after giving effect to the amendments made by this Amendment) other than the Events of Default set forth on Exhibit A attached hereto and made a part hereof.

          (b) This Amendment has been duly executed and delivered by Borrower and the Guarantors and is in full force and effect as of the date hereof and the agreements and obligations of Borrower and the Guarantors contained herein constitute the legal, valid and binding obligations of Borrower and the Guarantors enforceable against Borrower and the Guarantors in accordance with its terms.

          (c)  The  representations  and  warranties  contained  in  each   Loan
Document are correct in all material respects on and as of the date hereof as though made on and as of the date hereof.

     8.   Defaults  and  Events  of  Default. The  parties  hereto  acknowledge,
          ----------------------------------
confirm and agree that the execution and delivery of this Amendment by the parties hereto other than Borrower and the Guarantors (the "Financial Parties") shall not be construed to constitute a waiver or release by the Financial Parties of any Default or Event of Default which has occurred prior to the date hereof, or which exists as of the date hereof or may exist or occur at any time after the date hereof, or of any

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

rights or remedies of the Financial Parties as a result thereof, whether under the Loan Documents, applicable law or otherwise.

     9.   Further Assurances.  The parties hereto shall execute and deliver such
          ------------------
additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this Agreement.

     10.  Governing Law.  The rights and  obligations  hereunder  of each of the
          -------------
parties hereto shall be governed by and interpreted and determined in accordance with the internal substantive laws of the State of New York.

     11.  Binding Effect.  The Amendment shall be binding  upon and inure to the
          --------------
benefit of each of the parties hereto and their respective successors and assigns.

     12.  Counterparts.  This  Amendment  may  be  executed  in  any  number  of
          ------------
counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to the duly executed and delivered by their duly authorized officers as of the date first above written.

MERRILL LYNCH BUSINESS                      UNIDIGITAL INC.
FINANCIAL SERVICES INC., as a Lender
                                            By:      /s/ William E. Dye
By:     /s/ Jeremy M. Dhein                          ---------------------------
        --------------------------------    Name:    William E. Dye
Name:   Jeremy M. Dhein                              ---------------------------
        --------------------------------    Title:   Executive Vice Officer
Title:  Assistant Vice President                     ---------------------------
        --------------------------------
                                            FLEET BANK, N.A., as Administrative
UNION BANK OF CALIFORNIA, N.A., as a        Agent,  Initial Issuing  Bank,  and
Lender                                      Swing Line Bank

By:     /s/ Hagop V. Jazmadarian            By:      /s/ Paul Chau
        --------------------------------             ---------------------------
Name:   Hagop V. Jazmadarian                Name:    Paul Chau
        --------------------------------             ---------------------------
Title:  Vice President                      Title:   Senior Vice President
        --------------------------------             ---------------------------

SOVEREIGN BANK, as a Lender                 BANK AUSTRIA CREDITANSTALT CORPORATE
                                            FINANCE, INC., as Documentation
By:     /s/ Joseph Becker                   Agent
        --------------------------------
Name:   Joseph Becker                       By:      /s/ Christina T. Schoen
        --------------------------------             ---------------------------
Title:  Vice President                      Name:    Christina T. Schoen
        --------------------------------             ---------------------------
                                            Title:   Executive Vice President
                                                     ---------------------------
PEOPLE'S BANK OF CALIFORNIA
                                             By:     /s/ Christina T. Schoen
By:     /s/ V. Subramanian                           ---------------------------
        --------------------------------     Name:   Christina T. Schoen
Name:   V. Subramanian                              ---------------------------
        --------------------------------     Title:  Executive Vice President
Title:  Vice President                               ---------------------------
        --------------------------------
                                             BANK AUSTRIA CREDITANSTALT
FLEET BANK, N.A.                             CORPORATE FINANCE, INC., as a
                                             Lender
By:     /s/ Paul Chau
        --------------------------------     By:     /s/ Christina T. Schoen
Name:   Paul Chau                                    ---------------------------
        --------------------------------     Name:   Christina T. Schoen
Title:  Senior Vice President                        ---------------------------
        --------------------------------     Title:  Executive Vice President
                                                     ---------------------------

                                             By:     /s/ Christina T. Schoen
                                                     ---------------------------
                                             Name:   Christina T. Schoen
                                                     ---------------------------
                                             Title:  Executive Vice President
                                                     ---------------------------


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

READ AND AGREED TO:

GUARANTORS:

LINOGRAPHICS CORPORATION                     MEGA ART CORP.

By:     /s/ William E. Dye                   By:    /s/ William E. Dye
        --------------------------------            ----------------------------
Name:   William E. Dye                       Name:  William E. Dye
        --------------------------------            ----------------------------
Title:  Chief Executive Officer              Title: Chief Executive Officer
        --------------------------------            ----------------------------

UNISON (NY), INC.                            SUPERGRAPHICS HOLDING COMPANY, INC.

By:     /s/ William E. Dye                   By:    /s/ William E. Dye
        --------------------------------            ----------------------------
Name:   William E. Dye                       Name:  William E. Dye
        --------------------------------            ----------------------------
Title:  Chief Executive Officer              Title: Chief Executive Officer
        --------------------------------            ----------------------------

UNISON (MA), INC.                            SUPERGRAPHICS CORPORATION

By:     /s/ William E. Dye                   By:    /s/ William E. Dye
        --------------------------------            ----------------------------
Name:   William E. Dye                       Name:  William E. Dye
        --------------------------------            ----------------------------
Title:  Chief Executive Officer              Title: Chief Executive Officer
        --------------------------------            ----------------------------

UNIDIGITAL ELEMENTS (SF), INC.               Executed as a Deed By

By:     /s/ William E. Dye                   ELEMENTS (U.K.) LIMITED
        --------------------------------
Name:   William E. Dye                       Acting By:  /s/ William E. Dye
        --------------------------------                 -----------------------
Title:  Chief Executive Officer                          Duly Authorized
        --------------------------------
                                                         -----------------------
MEGA ART CORP.                                           Duly Authorized

By:     /s/ William E. Dye                   Executed as a Deed By
        --------------------------------
Name:   William E. Dye                       REGENT GROUP LIMITED
        --------------------------------
Title:  Chief Executive Officer              Acting By:  /s/ William E. Dye
        --------------------------------                 -----------------------
                                                         Duly Authorized

                                                         -----------------------
                                                         Duly Authorized

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